UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 19, 2006
JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5805 (Commission File Number)	13-2624428 (IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-12.1: COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
EX-12.1: COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
EX-99.1: EARNINGS RELEASE
EX-99.2: EARNINGS RELEASE

Item 2.02 Results of Operations and Financial Condition
On July 19, 2006, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) reported 2006 second quarter net income of $3.5 billion, or $0.99 per share, compared with net income of $1.0 billion, or $0.28 per share, for the second quarter of 2005. A copy of the 2006 second quarter earnings release is attached hereto as Exhibit 99.1, and a copy of the earnings release financial supplement is attached hereto as Exhibit 99.2.
Each of the exhibits provided with this Form 8-K shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Description of Exhibit

12.1	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges
12.2	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements
99.1	JPMorgan Chase & Co. Earnings Release —Second Quarter 2006 Results
99.2	JPMorgan Chase & Co. Earnings Release Financial Supplement — Second Quarter 2006
This earnings release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s results to differ materially from those described in the forward-looking statements can be found in the Firm’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, and in the 2005 Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     JPMORGAN CHASE & CO.
(Registrant)
     By: /s/ Joseph L. Sclafani
     Joseph L. Sclafani
     Executive Vice President and Controller
[Principal Accounting Officer]
Dated: July 19, 2006

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

12.1	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges
12.2	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements
99.1	JPMorgan Chase & Co. Earnings Release — Second Quarter 2006 Results
99.2	JPMorgan Chase & Co. Earnings Release Financial Supplement — Second Quarter 2006

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